EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AssuranceAmerica Corporation (the “Company”) on Form 10-Q for the quarter ending September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Guy W. Millner, Chairman and Chief Executive Officer of the Company, and Sheree S. Williams, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2011

/s/ Guy W. Millner
Guy W. Millner,
Chairman and Chief Executive Officer (Principal executive officer)

November 14, 2011

/s/ Sheree S. Williams
Sheree S. Williams
Chief Financial Officer
(Principal financial officer)